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                                                                    EXHIBIT 32.1


INFORMATIONAL ADDENDUM TO REPORT ON FORM 10-K PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

      Solely for the purpose of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this Report on Form 10-K, the undersigned hereby certify that this report on Form 10-K of Grant Prideco, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained herein this report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Grant Prideco, Inc.


March 15, 2004                               /s/ Michael McShane
                                             -----------------------------------
                                             Name:  Michael McShane
                                             Title: President and
                                                    Chief Executive Officer

                                             /s/ Matthew D. Fitzgerald
                                             -----------------------------------
                                             Name:  Matthew D. Fitzgerald
                                             Title: Senior Vice President and
                                                    Chief Financial Officer